Exhibit 3.44

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Entity Number	Certificate of Organization
3224767	Domestic Limited Liability Company
(15 Pa C S § 8913)

Name CHRISTIAN C. FARLS			Document will be returned to the name and address you enter to the left f
Address 705 HARDEN DR.
City PITTSBURGH	State PA	Zip Code 15229

Fee $125	Filed in the Department of State on [illegible] 2004

/s/ [illegible]
Secretary of the Commonwealth

In compliance with the requirements of 15 Pa C S § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that

1.	The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation)

WORKHORSE RAIL, LLC

2.	The (a) address of the limited liability company’s initial registered office in the Commonwealth or (b) name of it’s commercial registered office provider and the county of venue is

(a) Number and Street	City	State	Zip	County

4885 MCKNIGHT RD	Pittsburgh	PA	15237	ALLEGHENY
(b) Name of Commercial Registered Office Provider				County

c/o

3. The name and address, including street and number, if any of each organizer is (all organizers must sign on page 2)

Name	Address
CHRISTIAN C. FARLS	705 HARDEN DR. PITTSBURGH, PA 15229
[illegible]	[illegible]

  4. Strike out if inapplicable term

  ~~A member’s interest in the company is to be determined by a certificate of membership interest~~

5. Strike out if inapplicable Management of the company is vested in a manager or managers

6. The specified effective date, if any is month date year hour, if any

~~7. Strike out if inapplicable: The company is a restricted professional company organized to render the following restricted professional service(s)~~

8. For additional provisions, if any, attach an 8 1/2 x 11 sheet

ATTACHED-A

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this

__21st_____day of____ [illegible] _____________________________,__________2004  _____________

                /s/ Christian C. Farls

Signature

                /s/ [illegible]

Signature

                /s/

Signature

ATTACHMENT A

The limited liability company shall have perpetual existence.

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement or Certificate of Change of Registered Office (15 Pa. C.S.) for

(check one):

☐ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

☒ Domestic Limited Liability Company (§8906)

Corporation Service Company 280418-5 /s/ [illegible]	Document will be returned to the name and address you enter to the left.

Fee: $5

In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to change of registered office), the undersigned corporation, limited partnership or limited liability company, desiring to effect a change of registered office, hereby states that:

1. The name is:

WORKHORSE RAIL, LLC

2. Current address as registered with the Department of State. Complete part (a) or (b) - not both:

(a) The address of its current register office in this Commonwealth is

4885-A MCKNIGHT RD Pittsburgh PA 15237                                                                                                               Allegheny

                Number and street                       City                                     State                                         Zip                         County

(b) The name of its current commercial registered office provider and the county of venue is

c/o:

                                                     Name of Commercial Registered Office Provider                                                  County

3. New address. Complete part (a) or (b) - not both:

(a) The address in this Commonwealth to which the registered office of the corporation, limited partnership or limited liability company is to be changed is:

                Number and street                             City                                     State                                  Zip                             County

(b) The registered office of the corporation, limited partnership or limited liability company shall be provided by:

c/o:         Corporation Service Company                                                                                                          Dauphin

                     Name of Commercial Registered Office Provider                                                                          County

    4. For Corporations only:

    Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement or Certificate of Change of Registered Office to be signed by a duly authorized officer, general partner, member or manager there of this

2nd day of September, 2014

WORKHORSE RAIL, LLC
Name of Corporation/Limited Partnership/ Limited Liability Company

/s/ [illegible]
Signature

Manager
Title